Exhibit 10.1
SECOND AMENDMENT TO FINANCING AGREEMENT
AND DEPOSITARY AND DISBURSEMENT AGREEMENT
     This SECOND AMENDMENT TO FINANCING AGREEMENT AND DEPOSITARY AND DISBURSEMENT AGREEMENT (this “Amendment”), dated as of April 2, 2008, is made by and among PANDA HEREFORD ETHANOL, L.P., as Borrower, SOCIÉTÉ GÉNÉRALE, as Administrative Agent, Disbursement Agent and a Lender, and the LENDERS (collectively, the “Parties”). Capitalized terms not defined in this Amendment shall have the meanings given in the Financing Agreement, dated as of July 28, 2006 (as amended, the “Financing Agreement”), by and among Borrower, the Agents, the Lenders from time to time party thereto, the LC Fronting Bank and the Lead Arranger.
RECITALS
     WHEREAS, Borrower, the Lenders and Société Générale, as the Administrative Agent (in such capacity, the “Administrative Agent”), have previously entered into the Financing Agreement;
     WHEREAS, Borrower, the Lenders, the Administrative Agent and Société Générale, as Disbursement Agent, have previously entered into the Depositary and Disbursement Agreement, dated as of July 28, 2006 (as amended, the “Disbursement Agreement”);
     WHEREAS, the Financing Agreement requires the Administrative Agent to obtain the approval of the Majority Lenders with respect to the amendment of any provision of any Financing Document;
     WHEREAS, in light of unforeseen delays in the construction of the Project, the Project is not in compliance with the Construction and Draw Schedule and Construction Budget and is not expected to meet the Substantial Completion date;
     WHEREAS, Borrower and the EPC Contractor have prepared a revised Construction and Draw Schedule acceptable to the Administrative Agent, in consultation with the Engineer, attached hereto as Exhibit A; and
     WHEREAS, in connection with the delays in the construction of the Project, the Parties wish to amend the Financing Agreement, on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

     1. Amendment of Financing Agreement.
     (a) Section 3.5(g) is hereby deleted in its entirety and replaced with the following:
     (g) If the Funding Date is not the first Funding Date for the Tranche A Loans, and such Loan is a Term Loan, the Administrative Agent has received a certificate of the Engineer, substantially in the form of Exhibit 3.5(g), dated the applicable Term Loan Funding Date, certifying that (i) the progress of construction of the Project is substantially in accordance with the Construction and Draw Schedule and in conformity and compliance with the Construction Budget and the Construction Contracts, (ii) the Project is reasonably expected to achieve Substantial Completion by September 30, 2008, (iii) the Project is reasonably expected to achieve Final Acceptance on or before February 15, 2009, and (iv) Borrower has sufficient funds necessary to achieve Completion without violating the Minimum Contingency Covenant.
     (b) Section 4.1(z) is hereby deleted in its entirety and replaced with the following:
     (z) Scheduled Substantial Completion. As of the Closing Date, consistent with the Construction Budget and the Construction and Draw Schedule, Substantial Completion is achievable on or before September 30, 2008.
     (c) The first three sentences of Section 5.1(g) shall be deleted and replaced with the following:
     (g) Operating Plan and Budget. Not later than July 31, 2008, and not later than November 1 of each year thereafter, commencing November 1, 2009, Borrower will submit to the Administrative Agent for approval, such approval not to be unreasonably withheld or delayed, a proposed Operating Plan and Budget for the next calendar year and a forecast of the operating profit of the Project for the next three (3) calendar years. Each proposed Operating Plan and Budget shall be subject to the reasonable approval of Administrative Agent acting in consultation with the Engineer. Failure by the Administrative Agent to approve or disapprove such proposed Operating Plan and Budget within sixty (60) days after receipt thereof (or, in the case of the first Operating Plan and Budget, thirty (30) days prior to the Completion Date) shall be deemed to be an approval by the

Administrative Agent of such proposed Operating Plan and Budget as the final Operating Plan and Budget.
     (d) New clauses (x) and (y) shall be added to Section 5.1, as follows:
     (x) Construction Event Insurance Payment. On or before July 15, 2008, Borrower shall have received proceeds of at least two million Dollars ($2,000,000) from Factory Mutual Insurance Company as a result of Borrower’s claims under its insurance policy or policies in respect of the Construction Event.
     (y) Setoff Rights. Borrower shall use its best commercial efforts to resist any efforts (if any) by the EPC Contractor to render unenforceable Borrower’s setoff rights under the EPC Contract, and such efforts may include defending such rights in any litigation brought by the EPC Contractor.
     (e) Section 5.2(g)(ii) shall be deleted in its entirety and replaced with the following: “(ii) Indebtedness not exceeding forty-five million Dollars ($45,000,000) owed to the Sub-Debt Provider and subject to the Intercreditor Agreement;”
     (f) A new Section 5.2(s) shall be added, as follows:
     (s) Minimum Contingency Covenant. Borrower shall not, directly or indirectly, cause or permit (through the submission of a Construction Draw Request, the disbursement of a Construction Loan or otherwise) the amount in the Budget Line Item labeled “Contingency” in the Construction Budget to be less than one million Dollars ($1,000,000) at any time (the “Minimum Contingency Covenant”).
     (g) Section 6.1(d) is hereby deleted in its entirety and replaced with the following:
     (d) Borrower fails to observe the covenants set forth in Section 5.1(a), (d), (l), (n), (r), (s) or (t), Section 5.2 or any covenant in the Disbursement Agreement; provided, that Borrower shall have three (3) Business Days to cure any failure to observe the Minimum Contingency Covenant in Section 5.2(s).
     (h) Section 6.1(r) is hereby deleted in its entirety and replaced with the following: “(r) Completion has not occurred on or before November 15, 2008.”
     (i) New clauses (t), (u) and (v) shall be added to Section 6.1, as follows:

     (t) Substantial Completion has not occurred on or before September 30, 2008.
     (u) Sponsor fails to perform or observe any term, covenant or agreement contained in the Sponsor Support Agreement.
     (v) A final judgment or order not subject to appeal is rendered against Borrower, ordering it to cease setting-off the liquidated damages owed by the EPC Contractor to Borrower under the EPC Contract against Borrower’s payment obligations to the EPC Contractor, or declaring that such setoffs are unenforceable.
     (j) Paragraphs (D), (E) and (F) in Exhibit 3.5(g) of the Financing Agreement are hereby deleted and replaced with the following (D), (E) and (F), respectively:
     (D) We expect the Project to achieve Substantial Completion on or before September 30, 2008.
     (E) We expect the Project to achieve Final Acceptance on or before February 15, 2009.
     (F) Borrower has sufficient funds to achieve Completion without violating the Minimum Contingency Covenant.
     (k) Schedule X of the Financing Agreement is hereby amended as follows:
     (i) The following definitions shall be added, in alphabetical order, as follows:
“Construction Event” means the sudden soil settling that has occurred under certain Project tank foundations, the remediation of which has caused a substantial delay in the completion and start-up of the Project.
“Minimum Contingency Covenant” has the meaning set forth in Section 5.2(s).
“Sponsor” means Panda Ethanol, Inc., a Nevada corporation.
“Sponsor Support Agreement” means the Sponsor Support Agreement, in the form attached hereto as Exhibit B, by and among Sponsor, Borrower and the Administrative Agent.
     (ii) The definition of “Panda Parties” is hereby deleted and the following inserted in place thereof: “Panda Parties” means, collectively, Borrower, Sponsor, the Borrower Partners and Operator.”

     (iii) The definition of “Qualified Project Expenses” is hereby amended by (A) inserting an “and” immediately prior to subclause “(ix)” therein and inserting a period immediately after such subclause “(ix)” therein, (B) deleting subclause “(x)” and the last sentence therein and replacing them with the following: “None of the Arbitrage Bonus, the Benchmark Bonus or any bonuses paid pursuant to the Construction Contracts are Qualified Project Expenses.”
     (iv) The definition of “Security Documents” is hereby amended by adding “, Sponsor Support Agreement” immediately following the words “Retainage LC Consent” therein.
     2. Amendment of Disbursement Agreement. The Disbursement Agreement is hereby amended as follows:
     (a) Section 3.3(c) is amended by deleting the clause beginning with “FIRST” therein and replacing such clause with the following:
“FIRST transfer, as requested by Borrower, to Borrower to pay the Construction Fee to the Operator, an amount equal to the lesser of (i) $2,000,000 or (ii) the difference of (A) the amount then remaining in the Construction Draw Account, and (B) any amounts transferred by the Disbursement Agent from the Loss Proceeds Account to the Construction Draw Account pursuant to Section 4.6(ii) and
     (b) Section 4.6(ii) is amended by adding the following at the end thereof:
Notwithstanding the foregoing, insurance proceeds from the Construction Event shall be held in the Loss Proceeds Account or, upon the request of Borrower and with the consent of the Administrative Agent (not to be unreasonably withheld), certain amounts therein may be transferred by the Disbursement Agent to the Construction Draw Account for the purpose of Borrower’s compliance with the Minimum Contingency Covenant. Any remaining insurance proceeds from the Construction Event shall be transferred to the Project Revenues Account at the time the Construction Draw Account is closed pursuant to Section 3.3(c).
     (c) Paragraph C(8) of Exhibit 1.2(c) of the Disbursement Agreement is hereby deleted and replaced with the following: “Borrower expects the Project to achieve Substantial Completion by September 30, 2008 and Final Acceptance on or before February 15, 2009.”
     3. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Financing Agreement, the Disbursement Agreement and the Financing Documents remain unmodified and in full force and effect.

     4. Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent as follows:
     (a) Borrower has all the requisite power and authority to execute this Amendment and to perform all of its respective obligations hereunder, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms;
     (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower or the organizational documents of Borrower; or (iii) result in a breach or constitute a default under any loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which any of its respective properties may be bound or effected;
     (c) No Default or Event of Default exists under the Financing Documents (as amended hereby) on and as of the date hereof; and
     (d) Borrower hereby represents that all representations and warranties made by it to the Senior Secured Parties in the Financing Agreement (as amended hereby) and the other Financing Documents are true and correct in all material respects with the same force and effect as if made on and as of the date hereof (except to the extent such statements, representations and warranties made in any such Financing Document or writing executed prior to the date hereof related to a specific prior date).
     5. Effectiveness. This Amendment shall be deemed effective upon the receipt by the Administrative Agent of the following:
     (a) this Amendment duly executed by Borrowers, the Administrative Agent and the Majority Lenders;
     (b) the Sponsor Support Agreement duly executed by Borrower, Sponsor and the Administrative Agent;
     (c) a favorable legal opinion addressed to the Lenders and the Agents, in form and substance satisfactory to the Administrative Agent, from Chadbourne and Parke LLP with respect to the enforceability of the Sponsor Support Agreement;
     (d) a certificate of the secretary of Sponsor, certifying as to (i) the Organizational Documents of Sponsor; (ii) the incumbency of the signatories of

Sponsor, and (iii) and resolutions of Sponsor, approving the Sponsor Support Agreement and the transactions contemplated thereby;
     (e) a certificate of good standing of Sponsor issued by the State of Nevada; and
     (f) such other instruments, documents and agreements as the Administrative Agent may reasonably request, in form and substance reasonably satisfactory to the Administrative Agent.
     6. Post Effective Date Condition. Borrower shall deliver to the Administrative Agent not later than April 9, 2008, a favorable legal opinion addressed to the Lenders and the Agents, in form and substance reasonably satisfactory to the Administrative Agent and addressing customary corporate opinions on corporate existence and authority, due authorization and no conflicts with organizational documents, from Nevada counsel to Sponsor. Failure to provide such opinion by such date will result in an immediate Event of Default.
     7. Miscellaneous.
     (a) Each reference in the Financing Agreement to “this Agreement” and each reference in each of the Financing Documents to the “Financing Agreement” shall be deemed to refer to the Financing Agreement as amended by this Amendment.
     (b) Each reference in the Disbursement Agreement to “this Agreement” and each reference in each of the Financing Documents to the “Disbursement Agreement” shall be deemed to refer to the Disbursement Agreement as amended by this Amendment.
     (c) This Amendment will be a Financing Document for all purposes of the Financing Agreement.
     (d) This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof (other than Section 5.1401 of the General Obligations Law and any successor statute thereto).
     (e) Except as expressly modified or amended herein, the Financing Agreement and the Disbursement Agreement shall each continue in effect and shall continue to bind the parties thereto.
     (f) This Amendment shall not constitute a waiver or modification of any of the Lenders’ or Agents’ rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Financing Documents, except as specifically set forth above, and the Lenders and the Agents hereby reserve all of their rights and remedies pursuant to the Financing Documents and applicable law.

     (g) This Amendment may be executed in any number of counterparts and by the different Parties hereto in separate counterparts, each of which when so executed and delivered will be deemed an original and all of which counterparts, taken together, will constitute one and the same instrument.
[Signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

PANDA HEREFORD ETHANOL, L.P., as Borrower
By:	PHE I, LLC, its sole general partner

By:	/s/ Darol Lindloff
	Name:	Darol Lindloff
	Title:	President and CEO

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

SOCIÉTÉ GÉNÉRALE, as Administrative Agent
By:	/s/ Robert Preminger
	Name:	Robert Preminger
	Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO III, LIMITED, as Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO IV, LIMITED, as Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO V, LIMITED, as Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO VI, LIMITED, as Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

BANCO BILBAO VIZCAYA ARGENTARIA S.A., as Lender
By:	/s/ Rodolfo Hare
	Name:	Rodolfo Hare
	Title:	Vice President Global Corporate Banking

By:	/s/ John Martini
	Name:	John Martini
	Title:	Vice President Corporate Banking

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

BANK OF AMERICA, N.A., as Lender
By:	/s/Peter Sherman
	Name:	Peter Sherman
	Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREAT AMERICAN INSURANCE COMPANY, as Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREAT AMERICAN LIFE INSURANCE COMPANY, as Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman
	Name:	Kenneth J. Bushman
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREENSTONE FARM CREDIT SERVICES ACA/FCLA, as Lender
By:	/s/Alfred S. Compton, Jr.
	Name:	Alfred S. Compton, Jr.
	Title:	Vice President/Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

KFW IPEX-BANK GMBH, as Lender
By:	/s/Friedrich Weigmann
	Name:	Friedrich Weigmann
	Title:	Senior Project Manager

By:	/s/Matthias Krisch
	Name:	Matthias Krisch
	Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Financing Agreement and Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

NEDBANK LIMITED, as Lender
By:	/s/Darren McDonnell
	Name:	Darren McDonnell
	Title:	Authorized Officer

By:	/s/Stuart Orton
	Name:	Stuart Orton
	Title:	Authorized Officer

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